UNION BANKSHARES, INC.
---------------------------------------------------------------------------
                             September 30, 2000
                            Third Quarter Report

                             [LOGO]    CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                             [LOGO]    UNION BANK


                          Wholly Owned Subsidiaries



                                                           October 17, 2000

Dear Shareholder,

We are headed into the fourth quarter of 2000 and time has passed rather quickly so far this year. The "back room" consolidation and productivity efforts are continuing to move forward and again we are pleased with the progress and cooperation displayed by all involved. Teamwork is alive and well!

The expansion of trust services to Lamoille County is now on track with the addition of Deb Partlow, a seasoned trust officer of Citizens Savings Bank and Trust Company located at the main office of Union Bank in Morrisville. Deb has over 20 years of banking experience and is well versed in trust services and products.

Citizens has expanded their initiatives in the area of merchant credit card servicing by providing improved service and local support which has received a warm acceptance by merchants who have signed on. Together, Union and Citizens have over 500 businesses utilizing this product which complements the "full service" line offered commercial customers.

A bit of a pleasant surprise this year has been the continued strong demand for both residential and commercial loans. The loan portfolio has grown $13.6 million or 6.4% over September 1999. Year to date over $9 million in residential construction loans have been committed with the outlook for 2001 to be more of the same. We have taken advantage of the favorable advance rates offered by the Federal Home Loan Bank to fund some of this growth.

On July13th Union Bankshares, Inc. began trading on the American Stock Exchange (AMEX) under the symbol UNB. We feel listing your company's stock on a national exchange provides better liquidity and a more consistent trading environment. AMEX also offers assistance to listed companies in a number of areas which we can take advantage of such as shareholder relations, regulatory compliance and other programs.

On the following pages you will find our unaudited financial statements. Assets have increased 3% and income 10% over the quarter ended September of 1999. Year to date shows a similar trend.

Enclosed is a dividend check or advice of deposit representing a dividend of $.26 per share to shareholders of record October 14, 2000.

Sincerely,



/s/ Arlen Smith                        /s/ Kenneth D. Gibbons
---------------                        ----------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 Shareholder
                                 Assistance
                                     and
                            Investor Information

If you need assistance with a change in registration of certificates, reporting lost certificates, nonreceipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                    Corporate Name:    Union Bankshares, Inc.
                    Transfer Agent:    Union Bank
                                       P.O. Box 667
                                       Morrisville, VT
                                       05661-0667

                             Phone:    802-888-6600
                               Fax:    802-888-4921
                             Email:    ubexec@together.net
                           Website:    www.unionbankvt.com


Consolidated Balance Sheet (unaudited)
------------------------------------------------------------------------------------------
                                                   September 30, 2000   September 30, 1999

ASSETS
Cash and Due from Banks                               $ 10,292,803         $ 10,035,324
Federal Funds Sold                                       5,355,000            6,798,794
Interest Bearing Deposits                                2,098,948            2,109,798
U.S. Government Securities                              29,583,090           33,270,737
State and Municipal Securities                           4,802,648            4,876,609
Corporate Securities                                    22,337,903           22,444,278
Loans, net                                             224,988,479          211,385,895
  Less:  Reserve for Loan Losses                        (2,867,193)          (2,910,744)
Bank Building and Equipment, net                         3,860,971            4,161,735
Other Real Estate Owned                                    137,090               34,151
Other Assets                                             6,605,093            5,967,412
                                                      ---------------------------------
      Total Assets                                    $307,194,832         $298,173,989
                                                      =================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                                       $ 34,198,044         $ 35,696,671
Savings and Time Deposits                              224,957,769          223,707,356
Borrowed Funds                                          10,464,590            3,282,884
Other Liabilities                                        3,569,476            3,151,367
Common Stock                                             6,527,378            6,526,378
Paid in Capital                                            239,903              236,029
Retained Earnings                                       29,491,743           27,834,050
Accumulated Other Comprehensive Income                    (661,620)            (668,295)
Treasury Stock at Cost                                  (1,592,451)          (1,592,451)
                                                      ---------------------------------
      Total Liabilities and Shareholders' Equity      $307,194,832         $298,173,989
                                                      =================================


Consolidated Statements of Income (unaudited)
-------------------------------------------------------------------------------------------------
                                             9/30/00      9/30/99        9/30/00        9/30/99
                                               (3 months ended)             (9 months ended)

Interest Income                            $6,174,556    $5,824,767    $17,830,255    $16,966,205
Interest Expense                            2,592,350     2,302,990      7,237,848      6,799,895
                                           ------------------------------------------------------
  Net Interest Income                       3,582,206     3,521,777     10,592,407     10,166,310
Less:  Provision for Loan Losses               62,500        62,499        187,500        249,997
                                           ------------------------------------------------------
  Net Interest Income after
   Loan Loss Provision                      3,519,706     3,459,278     10,404,907      9,916,313

Trust Income                                   35,139        47,107        111,358        114,823
Other Income                                  586,681       567,519      1,793,052      1,804,199
Other Operating Expenses:
  Salaries                                  1,120,320     1,043,598      3,431,197      3,131,200
  Employee Benefits                           291,384       278,870        868,074        777,463
  Occupancy                                   141,615       130,365        434,162        407,267
  Equipment                                   222,925       268,120        753,293        807,617
  Other                                       618,830       755,949      2,053,475      2,208,704
                                           ------------------------------------------------------
      Total                                 2,395,074     2,476,902      7,540,201      7,332,251
                                           ------------------------------------------------------
Net Income before Tax                       1,746,452     1,597,002      4,769,116      4,503,084
Income Tax Expense                            499,314       463,592      1,276,244      1,354,096
                                           ------------------------------------------------------
   Net Income                              $1,247,138    $1,133,410    $ 3,492,872    $ 3,148,988
                                           ======================================================

   Earnings per Share                      $     0.41    $     0.37    $      1.15    $      1.04
   Book Value Per Share                                                $     11.22    $     10.68


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                               Peter M. Haslam
                            Franklin G. Hovey II
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent
                              Walter M. Sargent


                                 OFFICERS OF
                            UNION BANKSHARES, INC.

W. Arlen Smith                                                      Chairman
Cynthia D. Borck                                              Vice-President
Kenneth D. Gibbons                                                 President
Peter M. Haslam                                                    Secretary
Marsha A. Mongeon                                   Vice President/Treasurer
Jerry S. Rowe                                                 Vice President


                     DIRCETORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Michelle Brochu                                               Vice President
Patricia G. Coffin                                Auditor/Compliance Officer
John Dinsmore                                            Assistant Treasurer
Tracey D. Holbrook                                  Assistant Vice President
Susan O. Laferriere                                           Vice President
Dennis J. Lamothe                                                  Treasurer
Barbara A. Olden                                    Assistant Vice President
Deborah J. Partlow                                             Trust Officer
Jerry S. Rowe                                                      President
Wendy L. Somers                                                Trust Officer
David A. Weed                                                 Vice President


                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                               Peter M. Haslam
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                              Walter M. Sargent


                           OFFICERS OF UNION BANK

Wanda L. Allaire                                    Assistant Vice President
Ethan A. Allen, Jr.                                           Vice President
Rhonda L. Bennett                                             Vice President
Cynthia D. Borck                                       Senior Vice President
Fern C. Farmer                                      Assistant Vice President
Patsy S. French                                     Assistant Vice President
Kenneth D. Gibbons                                                 President
Nathaniel M. Hayward                                 Commercial Loan Officer
Claire A. Hindes                                         Assistant Treasurer
Patricia N. Hogan                                             Vice President
Peter R. Jones                                                Vice President
Margaret S. Lambert                                 Assistant Vice President
Marsha A. Mongeon                            Senior Vice President/Treasurer
Freda T. Moody                                      Assistant Vice President
Karen Carlson Noyes                                 Assistant Vice President
Colleen D. Putvain                                       Assistant Treasurer
Ruth P. Schwartz                                              Vice President
David S. Silverman                                     Senior Vice President
JoAnn A. Tallman                                         Assistant Secretary
Francis E. Welch                                    Assistant Vice President
Craig S. Wiltshire                                            Vice President


                             UNION BANK OFFICES

     Morrisville                                        Jeffersonville
20 Lower Main Street*                                   80 Main Street*
    (802) 888-6600                                      (802) 644-6600

   Northgate Plaza*                                        Hyde Park
      Route 100                                         250 Main Street
    (802) 888-6860                                      (802) 888-6880

        Stowe                                          Remote ATM's at:
    Stowe Village*                                Smugglers' Notch Resort (2)
Park and Pond Streets                                Johnson State College
    (802) 253-6600                                     Copley Hospital
                                                    Cold Hollow Cider Mill
  1857 Mountain Road                                  Trapp Family Lodge
      Route 108                                    Stowe Mountain Resort (3)
    (802) 253-6642                                Big John's Riverside Store
                                                         Ben & Jerry's
       Hardwick
   103 VT Route 15*                                   Express Telebanking
    (802) 472-8100                                      (802) 888-6448
                                                        (800) 583-2869
       Johnson
198 Lower Main Street*
    (802) 635-6600

                             www.unionbankvt.com

*    ATM's at these branches


                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

    St. Johnsbury                                      Remote ATM's at:
 364 Railroad Street*                                East Burke, Route 114
    (802) 748-3131                                     Danville, Route 2

  325 Portland Street                                Express Phone Banking
    (802) 748-3121                                      (802) 748-0815
                                                        (800) 748-1018
Lyndonville
183 Depot Street*
(802) 626-3100

St. Johnsbury Center
Green Mountain Mall*
1998 Memorial Drive
(802) 748-2454

                                www.csbtc.com

*    ATM's at these branches